EXHIBIT 10.34

FIRST AMENDMENT
TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This First Amendment to Amended and Restated Loan and Security Agreement (the "Amendment") is executed as of January 17, 2006, by and among HURON CONSULTING GROUP INC., a Delaware corporation (referred to herein as "Parent" or "Parent Borrower"), and HURON CONSULTING SERVICES LLC, a Delaware limited liability company f/k/a Huron Consulting Group LLC (referred to herein as "Original Borrower"), and SPELTZ & WEISS LLC, a Delaware limited liability company ("Subsidiary") (each of the foregoing three entities shall collectively be referred to herein as the "Borrower") and LASALLE BANK NATIONAL ASSOCIATION, a national banking association whose address is 135 South LaSalle Street, Chicago, Illinois 60603 (the “Bank”), with reference to the following facts:

RECITALS:

A.
Original Borrower and Bank entered into that certain Loan and Security Agreement (the “Original Loan Agreement”) dated January 31, 2003, whereby Bank agreed to provide Original Borrower a secured, revolving loan in the principal amount not to exceed $5,000,000.00 (the "Revolving Loan"), with a maturity date of January 31, 2004.

B.
Pursuant to a First Amendment to Loan and Security Agreement dated January 28, 2004 (the "First Amendment"), Original Borrower and Bank agreed to amend the Loan Agreement to, among other things, (i) increase the principal amount of the Revolving Loan to be $6,500,000.00, and (ii) extend the maturity date of the Revolving Loan to February 29, 2004.

C.
Pursuant to a Second Amendment to Loan and Security Agreement dated February 11, 2004, Original Borrower and Bank agreed to further amend the Loan Agreement to (i) increase the principal amount of the Revolving Loan to be $15,000,000.00, (ii) extend the maturity date of the Revolving Loan to February 10, 2005, and (iii) permit certain advances under the Revolving Loan to be made on Eligible Work in Process (as defined below).

D.
Pursuant to a Third Amendment to Loan and Security Agreement, Original Borrower and Bank agreed to further amend the Loan Agreement to clarify the definition of the defined term used in the Subsidiary's minimum equity covenant and to modify such covenant.

E.
Pursuant to a Fourth Amendment to Loan and Security Agreement dated May 7, 2004, Original Borrower and Bank agreed to further amend the Loan Agreement in connection with a potential initial public offering of the Original Borrower's parent company.

F.
Pursuant to a Fifth Amendment to Loan and Security Agreement dated December 3, 2004, Original Borrower and Bank agreed to further amend the Loan Agreement to waive the covenant requiring audited annual financial statements for Original Borrower's 2004 fiscal year.

G.
Pursuant to an Amended and Restated Loan and Security Agreement (the "Loan Agreement") dated February 10, 2005, Parent, Original Borrower and Bank agreed to amend and restate the Original Loan Agreement to: (i) incorporate the amendments to the Loan Agreement referred to in the above Recitals; (ii) add the Parent as a co-borrower, (iii) increase the principal amount of the Revolving Loan to be $25,000,000.00 (iv) extend the maturity date of the Revolving Loan to be February 10, 2006, and (v) modify certain financial covenants.

H.	Pursuant to a Joinder Agreement dated as of May 17, 2005, the Subsidiary, which was acquired by the Parent, became a party to the Loan Agreement.

I.	Borrower has requested, and Bank has agreed, to amend the Loan Agreement to extend the maturity date of the Revolving Loan to be May 10, 2006, on the terms and conditions contained in this Agreement.

NOW, THEREFORE, for valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.
Recitals and Certain Definitions. The Recitals set forth above are true and correct and are incorporated into this Amendment by this reference as if they were fully set forth herein. Unless the context requires otherwise, terms defined in the Loan Agreement shall have the same meaning in this Amendment. The term “Loan Agreement” as defined therein and in the other Loan Documents shall mean the Loan Agreement as amended, including by this Amendment.

2.	Amendment. In order to amend the Loan Agreement in accordance with Recital I above, the following definition in Section 1.1 of the Loan Agreement is hereby amended to read as follows:

"Revolving Loan Maturity Date" shall mean May 10, 2006, unless extended by the Bank pursuant to any modification, extension or renewal note executed by the Borrower and accepted by the Bank in its sole and absolute discretion in substitution of the Revolving Note.

3.
Scope of Amendment. This Amendment does not limit the rights of Bank with respect to any other loan documents or any other loan or other relationship to which the Borrower or Bank may be parties determined, in each case, after giving effect to any amendments in connection with this Amendment.

4.
Reaffirmation of Obligations. Borrower (i) reaffirms all of its obligations under the Loan Documents to which it is a party, (ii) acknowledges that it has no claims, offsets, or defenses with respect to the payment of sums due under the Loan Agreement or any other Loan Document, (iii) acknowledges and consents to the modifications required pursuant to this Amendment, and (iv) acknowledges that, except as otherwise provided herein, each of the other Loan Documents is hereby ratified and confirmed and remains in full force and effect.

5.
Reaffirmation of Warranties and Representations. Borrower hereby represents and warrants to Bank that after giving effect to this Amendment (a) all representations and warranties contained in the Loan Documents are true and correct as of the date hereof as if made on the date hereof except to the extent such representation or warranty expressly relates to an earlier date, (b) as of the date hereof Borrower is in full compliance with the covenants contained in each of the Loan Documents, except for the covenant violation which was waived by Bank under the First Amendment, and any other covenant violation heretofore expressly waived by the Bank in writing or waived above, and (c) as of the date hereof there exists no Event of Default or any condition that, with the giving of notice or lapse of time or both, would constitute an Event of Default under any of the Loan Documents, except for the default waived in the First Amendment or any other defaults heretofore expressly waived by the Bank in writing or waived above.

6.
Borrower Authorization. Borrower hereby authorizes Bank to file such financing statements and extensions as Bank from time to time deems necessary or desirable to continue the perfection of its security interest in the Collateral.

7.	Conditions to Effectiveness of Amendment. The effectiveness of this Amendment is subject to Borrower's satisfaction of the following conditions:

(a) Amendment. Borrower shall have delivered to Bank a duly executed counterpart of this Amendment.

(b) Other Documents. Borrower shall have delivered to Bank all other documents, certificates and agreements as Bank may request to accomplish the purposes of this Amendment, including without limitation certified corporate resolutions and certificates and good standing certificates.

(c) No Defaults. As of the date of this Amendment, no Event of Default under the Loan Agreement or any of the Loan Documents shall have occurred or be continuing, except for the default waived under the First Amendment above or any other defaults heretofore expressly waived by the Bank in writing or waived above.

8.	Counterparts. This document may be executed in counterparts, which taken together shall be considered one and the same instrument.

[EXECUTION PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

BORROWER:

HURON CONSULTING GROUP INC., a
Delaware corporation

By: /s/ Daniel P. Broadhurst
Name: Daniel P. Broadhurst
Title: VP of Operations / Asst. Secretary

By: /s/ Natalia Delgado
Name: Natalia Delgado
Title: General Counsel / Corporate Secretary

HURON CONSULTING SERVICES LLC, a
Delaware limited liability company f/k/a
Huron Consulting Group LLC

By: /s/ Daniel P. Broadhurst
Name: Daniel P. Broadhurst
Title: VP of Operations / Asst. Secretary

By: /s/ Natalia Delgado
Name: Natalia Delgado
Title: General Counsel / Corporate Secretary

SPELTZ & WEIS LLC
By: Huron Consulting Group Inc., its manager

By: /s/ Daniel P. Broadhurst
Name: Daniel P. Broadhurst
Title: VP of Operations / Asst. Secretary

By: /s/ Natalia Delgado
Name: Natalia Delgado
Title: General Counsel / Corporate Secretary

BANK:
LASALLE BANK NATIONAL ASSOCIATION,
a national banking association

By: /s/ David Bacon

Name: David Bacon

Title:  VP